EXHIBIT 10.14

     DATED                                                           1999
          -----------------------------------------------------------










                                   INVU, INC.





                      ------------------------------------



                              LOAN STOCK INSTRUMENT

                    CONSTITUTING US$400,000 INTEREST BEARING

                       CONVERTIBLE LOAN STOCK 1999 - 2002

                      -------------------------------------









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THIS INSTRUMENT is made the _____ day of ______________________________, 1999.

By INVU, INC., a company organized and existing under the laws of the State of Colorado (whose shares trade on the NASD OTC Bulletin Board), whose principal office is at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northamptonshire NN7 3DB ("the Company").

WHEREAS:

The Company has by resolution of its Board of Directors passed today created US$400,000 interest bearing Convertible Loan Stock 1999 - 2002 to be constituted by this Instrument.

NOW THIS INSTRUMENT witnesses and declares as follows:

1.   DEFINITIONS AND INTERPRETATION
     ------------------------------

     1.1 In this Instrument the following expressions shall have the following meanings unless the context otherwise requires:


         "Act" the U.K. Companies Act 1985 (including any Statutory modifications or re-enactment thereof for the time being in force);

         "Business Day"     a day (other than a Saturday or Sunday) on which
                            banks are generally open for business in London;

         "Certificate"      a certificate for the Loan Stock issued in accord-
                            ance with Clause 8 and in the form set out in the Schedule;

         "Common Shares"    the shares of Common Stock of the Company, no par
                            value.

         "Conversion        the period of 3 years from the date of this Agree-
         Period"            ment;

         "Directors"        the Board of Directors of the Company for the time
                            being;

         "Initial Public    the admission of any of the Common Shares or grant-
         Offering"          ing of permission of any Common Shares to be dealt
                            with on the Official List of London  Stock  Exchange
                            Limited or any other recognized investment exchange as defined by section 207 of Financial Services Act
                            1986 or the admission of such Common Shares to the Nasdaq National Market of The Nasdaq Stock Market,
                            Inc;




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          "Investment       the Investment Agreement of even date between the
          Agreement"        Company, the Investor and David Morgan, John
                            Agostini, Paul O'Sullivan and INVU Services Limited
                            (Company number 3319922);

          "Investor"        Alan David Goldman of 13 Fernville Road, Gosforth,
                            Newcastle upon Tyne NE3 4HT and Vertical
                            Investments Limited (Company number:  71185) of
                            Eagle House, Don Road, St. Helier, Jersey, Channel
                            Islands, JE1;

          "Loan Stock"      the US$400,000  interest  bearing  Convertible  Loan
                            Stock 1999 - 2002 of the Company constituted by this Instrument or as the case may be the amount thereof for the time being issued and outstanding (including accrued interest);

          "Loan Stock "A"   the loan stock instrument of even date constituting
          Instrument"       US$600,000 interest bearing Convertible Loan Stock
                            1999 - 2002 of the Company;

          "Register"        the register of the Loan Stock kept by the Company
                            pursuant to Clause 10.

     1.2 Any statutory provision shall include a reference to such provision as from time to time re-enacted, amended, extended or replaced.

     1.3 A Clause or a Schedule is a reference to a clause of or a schedule to this Instrument.

     1.4 References to "redemption" include purchase and repayment and the words "redeem" or "redeemed" shall be construed accordingly.

     1.5 Save where the context otherwise requires in this Instrument words importing the singular number shall include the plural and vice versa and words importing one gender shall include all genders.

     1.6 Headings in this Instrument are for ease of reference only and shall not affect its interpretation.

     1.7  Save  as  expressly   provided  in  this   Instrument  any  words  and
          expressions defined in the U.K. Companies Act 1985 shall bear the same respective meanings in this Instrument.



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2.   AMOUNT OF LOAN STOCK
     --------------------

     2.1 The principal amount of the Loan Stock is limited to US$400,000. The Loan Stock shall be issued in denominations and integral multiples of US$1 in nominal amount subject to and with the benefit of the provisions of this Instrument.

     2.2 The Loan Stock shall be issued for cash at such time or times and on such terms as the Directors shall determine.

3.   STATUS OF THE LOAN STOCK
     ------------------------

     3.1 All the obligations and covenants contained in this Instrument shall be binding on the Company and the Investor and all persons claiming through them.

     3.2 The Loan Stock shall rank pari passu equally and rateably and as obligations of the Company, except with respect to secured debt of the Company incurred with consent of the Investor Director (as defined in the Investment Agreement) in accordance with the terms of the Investment Agreement.

4.   INTEREST
     --------

     4.1 Until such time as the Loan Stock is converted or redeemed in accordance with the provisions of this Instrument the Company shall pay to the Investor interest on the outstanding principal amount of the Loan Stock at the rate of:

          4.1.1 8% (eight per cent) per annum during the first six months following the issue of the Loan Stock;

          4.1.2 rising to 9% (nine per cent) per annum for the following six month period; and

          4.1.3 rising to  10%  (ten  per   cent)  per  annum  for  the   period
                thereafter.

     4.2 Interest shall accrue from day to day and be calculated monthly and be payable by semi-annual installments in arrears on 1st January and 1st July in each year.

5.   CONVERSION OF LOAN STOCK
     ------------------------

     5.1 Subject to the provisions of this Clause on the occurrence of any of the events specified in Clause 5.2 ("the Events"), the Loan Stock (or such proportionate amount as may be determined by the Investor in the case of Clauses 5.2.2 and 5.2.3) shall be converted into Common Shares at the rate of one Common Share for every US $0.50 of outstanding principal Loan Stock converted. For the avoidance of doubt the right of conversion shall lapse in respect of and to the extent that Loan Stock has been redeemed.

     5.2  Conversion of the Loan Stock pursuant to Clause 5.1 will take place:



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          5.2.1 immediately  prior  to  the  consummation  of an Initial  Public
                Offering;

          5.2.2 at the option of the Investor, upon the investment of new equity capital in the Company resulting in proceeds to the Company of at least $4,000,000; and

          5.2.3 on the Investor giving 30 days notice to the Company at any time that they wish to convert the Loan Stock pursuant to Clause 5.1.

     5.3  Upon such conversion the Company shall forthwith:

          5.3.1 allot to the Investor the appropriate  number of Common  Shares;
                and

          5.3.2 register  the  name  of  the   Investor   in  the   register  of
                stockholders of the Company in respect of such Common Shares;

          5.3.3 if any director of the Company registers any of its shares under the Securities Act of 1933, as amended (the "Securities Act"), Investor shall have the right to register the same number of shares owned by Investor on the same terms and conditions as the director's share registration provided, however, that any such shares of Common Stock requested by Investor to be included in such registrations shall be subject to cutback or exclusion (it being understood that all shares of Common Stock requested to be registered by any director(s) and Investor shall be cutback or excluded proportionately) as may be reasonably required by the managing underwriter based upon market factors affecting the offering; and

          5.3.4 issue the relative share certificate(s) to the Investor.

     5.4 Upon such conversion the Company shall forthwith pay to the Investor such sums as amount to all accrued interest up to the date of conversion (after deduction of any tax as aforesaid in respect of the Loan Stock).

     5.5 The Common Shares issued pursuant to Clause 5.3 shall be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock and shall carry the right to receive all dividends and other distributions declared made or paid and shall rank pari passu in all other respects and form one class with the existing ordinary share capital of the Company and, subject to Clause 5.7 and the registration requirements of Section 5 of the Securities Act (such requirements, the "Registration Requirements"), shall not be subject to any restriction or encumbrance.

     5.6  Subject  to the  payment  of  interest  pursuant  to Clause  5.4,  the conversion of Loan Stock to Common Shares shall be in full satisfaction and discharge of the outstanding principal in respect of the Loan Stock so converted.



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     5.7  The  Investor  shall not  transfer  or sell any of the  Common  Shares acquired by virtue of conversion of Loan Stock hereunder, prior to the earlier of:

          5.7.1 12 months from the date hereof; or

          5.7.2 6 months from the date of an Initial Public Offering;

          provided, however, that the Investor shall be permitted to transfer all or a portion of the Common Shares to members of Investor's immediate family and/or Tom Maxfield.

     5.8 By acceptance of the Loan Stock Certificate, the Investor is acknowledging that: the Investor is acquiring the Loan Stock and the Common Shares issuable upon conversion thereof for Investor's own account, not as a nominee or agent, and not with a view to, or for the resale or distribution of any part thereof except in compliance with the Registration Requirements. The Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

     5.9 By acceptance of the Loan Stock Certificate, Investor acknowledges that, because they have not been registered under the Securities Act the Loan Stock and the Common Shares issuable upon conversion thereof must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

6.   REDEMPTION OF LOAN STOCK
     ------------------------

     6.1 The Company may redeem the Loan Stock together with accrued interest at any time during the period of 12 months from the date hereof.

     6.2 All Loan Stock not converted in accordance with Clause 5 or redeemed in accordance with Clause 6.1 shall be redeemed by the Company at par together with accrued interest to the Investor on the anniversary of the date of this Instrument in the year 2002 upon receipt of 30 days' written notice from the Company or the Investor to the other or at any time thereafter on such notice.

     6.3 Except as provided in Clauses 6 and 7, the Company cannot redeem the Loan Stock.

7.   ACCELERATED REPAYMENT OF LOAN STOCK
     -----------------------------------

     7.1 The Loan Stock shall become immediately redeemable at par together with any accrued and unpaid interest (after deduction of any tax aforesaid):

          (a) at the Investor's option, if the Company fails to repay any interest on the principal amount of the Loan Stock within 14 days after the due date for such payment;



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          (b)  if  the  Company  or any  subsidiary  of the  Company  ceases  or threatens to cease to carry on its business or a substantial part of its business;

          (c) if the Company or any subsidiary of the Company is (or is deemed to be) unable to or admits inability to pay its debts as they fall due or proposes or enters into any composition or other arrangement for the benefit of its creditors generally;

          (d) if any order is made by any competent court or any resolution is passed by the Company or any subsidiary of the Company for the winding up or dissolution or for the appointment of a liquidator of the Company or any subsidiary of the Company (except for the purpose of a solvent amalgamation or reconstruction);

          (e) if an encumbrancer takes possession or a receiver or administrative receiver or manager is appointed of the whole or any material part of the undertaking or assets of the Company or any subsidiary of the Company or any distress or other process is levied or enforced upon any of the material assets rights or revenues of the Company or any subsidiary of the Company and any such action is not lifted or discharged within 30 days;

          (f) if any order is made by any competent court for the appointment of an administrator in relation to the Company or any subsidiary of the Company which is not lifted within 30 days;

          (g) if the security constituted by any mortgage or charge upon the whole or any material part of the undertaking or assets of the Company or any subsidiary of the Company may be realized upon;

          (h) if the Company or any subsidiary of the Company fails to perform or observe any of the provisions of this Instrument, the Investment Agreement or the Loan Stock "A" Instrument; or

          (i) at the Investor's option, if the Company fails to become current with respect to all filings required to be made by it with the U.S. Securities and Exchange Commission ("SEC") by September 30, 1999 or if the Company becomes delinquent, at any time, with respect to any filing required to be made by it with the SEC and such delinquency is not cured within 30 days.

     7.2 The Company shall forthwith give notice to the Investor of the happening of any event mentioned in Clause 7.1 upon becoming aware of the same.

8.   CERTIFICATES
     ------------

     8.1 The Company shall issue duly executed Certificates to the Investor in accordance with the provisions of this Instrument.



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     8.2  If any  Certificate  is defaced worn out lost or destroyed the Company may issue a new Certificate on such terms (if any) as the Directors may require as to indemnity and evidence of defacement wearing out loss or destruction. In the case of defacement or wearing out the defaced or worn out Certificate shall be surrendered and cancelled before the new Certificate is issued. In the case of loss or destruction the person availing himself of the provisions of this Clause shall also pay to the Company (if demanded) all expenses incidental to the investigation of evidence of loss or destruction and the preparation of any form of indemnity. There shall be entered in the Register particulars of the issue of any new Certificate and any indemnity.

     8.3 The Loan Stock shall be held subject to the provisions of this Instrument and of the Certificate, which provisions shall be binding on the Company and the Investor and all persons claiming through or under them respectively.

9.   PLACE OF PAYMENT
     ----------------

     The principal amount of the Loan Stock or any part of the Loan Stock and any accrued interest will be payable at the principal office of the Company in the United Kingdom. All payments will be made in United States dollars in immediately available funds.

10.  REGISTER OF INVESTOR
     --------------------

     10.1 The Company shall at all times maintain a register at its registered office or at such other place in England and Wales as it may from time to time decide showing:

          (i) the name(s) and address(es) of the holder(s) for the time being of the Loan Stock;

          (ii) the amount of Loan Stock held by each Investor;

          (iii) the date of issue of the Loan Stock to each Investor; and

          (iv) the serial number of each Certificate issued for the Loan Stock and its date of issue.

     10.2 The Investor shall notify the Company of any change of its name or address and the Company upon receiving such notification shall alter the Register accordingly.

     10.3 The Register shall at all times prescribed by law be open for inspection by the Investor or their duly authorized representatives.

11.  TITLE OF INVESTOR REGARDING LOAN STOCK
     --------------------------------------

     11.1 The Company shall recognize the registered holder of any Loan Stock as the sole absolute owner thereof and as alone entitled to receive and give effectual discharge for the monies comprised therein. The Company shall not be bound to take notice



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          or see to the  execution  of any  trust  whether  express  implied  or constructive to which any Loan Stock may be subject and shall not be affected by any notice it may have whether express or constructive of the right title interest or claim of any other persons to or in such Loan Stock or monies.

     11.2 The Investor shall be entitled to the principal amount of the Loan Stock and accrued interest (after deduction of any tax aforesaid) free from any equity set-off or cross-claim on the part of the Company against the Investor.

12.  NON-TRANSFERABILITY OF LOAN STOCK
     ---------------------------------

     The Loan Stock shall not be transferable by the Investor without the prior written consent of the Company not to be unreasonably withheld or delayed; provided, however, Investor shall be permitted to transfer all or a portion of the Loans Stock to members of Investor's immediate family and/or Tom Maxfield, so long as such transferee makes the acknowledgments and representations set forth in Sections 5.8 and 5.9 to the Company.

13.  ALTERATION OF THIS INSTRUMENT
     -----------------------------

     The provisions of this Instrument and the conditions on which the Loan Stock are held may be altered abrogated or added to with the consent in writing of the Company and the Investor.

14.  NOTICES
     -------

     14.1 Any notice or other communication to be given under this Agreement shall be in writing and shall be delivered personally or sent by fist class pre-paid post telex or facsimile transmission. The addresses for service of the Parties shall be the addresses stated at the beginning of this Agreement (provided that any Party may by written notice serviced in accordance with this Clause substitute another address in England which shall then become that Party's address for service).

     14.2 All notices and other communications shall be deemed to have been served as follows:

          (a)  if personally delivered at the time of delivery;

          (b) if posted at the expiration of 48 hours after the envelope containing the same was delivered into the custody of the postal authorities; and

          (c) if communicated by telex or facsimile transmission when a successful transmission report is received.

     14.3 In proving such service it shall be sufficient to prove that personal delivery was made or that the envelope containing such notice or other communication was properly addressed and delivered into the custody of the postal authorities as a pre-paid first class letter or that the telex transmission was made and the



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          recipient's  "answerback"  received the same  transmission or that the facsimile transmission was made evidenced by the relevant activity report.

     14.4 The deemed service provisions set out in clause 14.2 do not apply to a notice served by post, if there is a national or local suspension, curtailment or disruption of postal services which affect the collection of such notice or if that notice cannot reasonably be expected to be delivered with 48 hours of posting, in which case the notice shall be served when actually delivered.

15.  LAW
     ---

          This Instrument shall be governed by and construed in accordance with English law.

16.  WAIVER
     ------

          The Company hereby waives presentment, demand for payment or redemption, notice of breach or default, dishonor or nonpayment, protest and notice of protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Instrument.

         IN WITNESS whereof this Instrument has been executed and delivered as a deed on the date first above written.









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                                    SCHEDULE
                                    --------

                         Form of Loan Stock Certificate
                         ------------------------------
                                   INVU, Inc.
                                   ----------

Certificate No           Nominal Amount of Loan Stock
--------------           ----------------------------


ISSUE of up to US$400,000 interest bearing Convertible Loan Stock 1999 - 2002.

Created and issued pursuant to the Company's constitution and a Resolution of its Board of Directors passed on [___________].

THIS IS TO CERTIFY that [______________________] of/ whose registered office is at [____________________] is/are the registered holder(s) of US$[_________________] of the interest bearing Convertible Loan Stock 1999 - 2002 which Loan Stock is constituted by an Instrument entered into by the Company on and dated [______________] 1999 and is issued subject to the provisions contained in that Instrument.

Interest is at the per annum rate of 8% (eight per cent) during the first six months from the date of this Certificate, rising to 9% per annum for the following six month period, rising to 10% per annum thereafter and interest shall accrue from day to day, shall be calculated monthly and shall be payable by half yearly installments on 1st January and 1st July in each year.

The Loan Stock is convertible and redeemable in accordance with the terms and conditions contained in the Instrument a copy of which is available from the Company.

EXECUTED as a DEED and DELIVERED by INVU, INC. this ____ day of ___________________, 1999



-----------------------------------
Director




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EXECUTED as a DEED and DELIVERED                              )
by INVU, INC. acting by its two directors/                    )
director and secretary                                        )

                                            Director

                                            Director/Secretary